Exhibit 10.1
$400,000,000
CARRIZO OIL & GAS, INC.
8.625% Senior Notes due 2018
REGISTRATION RIGHTS AGREEMENT
November 2, 2010
Credit Suisse Securities (USA) LLC
Wells Fargo Securities, LLC
RBC Capital Markets, LLC
c/o Credit Suisse Securities (USA) LLC
          Eleven Madison Avenue
          New York, New York 10010-3629
Dear Sirs:
     Carrizo Oil & Gas, Inc., a Texas corporation (the “Issuer”), proposes to issue and sell to Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC (collectively, the “Initial Purchasers”), upon the terms set forth in a purchase agreement of even date herewith (the “Purchase Agreement”), $400,000,000 aggregate principal amount of its 8.625% Senior Notes due 2018 (the “Initial Notes”) to be unconditionally guaranteed (the “Guarantees”) by Bandelier Pipeline Holding, LLC, Carrizo (Marcellus) LLC, Carrizo (Marcellus) WV LLC, Carrizo Marcellus Holding Inc., CCBM, Inc., Chama Pipeline Holding LLC, CLLR, Inc., Hondo Pipeline, Inc. and Mescalero Pipeline, LLC, each a Delaware limited liability company or corporation (the “Guarantors” and together with the Issuer, the “Company”). The Initial Notes will be issued pursuant to an Indenture, dated as of May 28, 2008 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture thereto dated as of November 2, 2010 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee (the “Trustee”). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Notes (including, without limitation, the Initial Purchasers), the Exchange Notes (as defined below) and the Private Exchange Notes (as defined below) (collectively the “Holders”), as follows:
     1. Registered Exchange Offer. The Company shall, at its own cost, and on or before the date that is 180 days after the date of original issue of the Initial Notes (the “Issue Date”) use commercially reasonable efforts to file a registration statement (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission (the “Commission”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a registered offer (the “Registered Exchange Offer”) to exchange each outstanding Initial Note for a new note (the “Exchange Notes”) having terms substantially identical in all material respects to such outstanding Initial Note (except that the Exchange Note will not contain terms with respect to transfer restrictions or the payment of liquidated damages (as described in Section 6 hereof)). The Company shall use its commercially reasonable efforts (which shall include filing of all necessary amendments to such Exchange Offer Registration Statement) to cause the Exchange Offer Registration Statement to be declared (or become automatically) effective under the Securities Act within 360 days after the Issue Date of the Initial Notes and shall keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”).
     If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 20 business days after the commencement thereof (or longer, if required by applicable law or any broker-dealer as described in this Section 1 below) provided that the Company has accepted all the Initial Notes theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.
     Promptly following the effectiveness of the Exchange Offer Registration Statement, the Company shall offer the Exchange Notes in exchange for surrender of the Initial Notes, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange the Initial Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Notes and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States; provided, however, that Participating Broker-Dealers (as defined below) receiving Exchange Notes in the Registered Exchange Offer will have a prospectus delivery requirement with respect to resales of such Exchange Notes.
     The Company acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Notes (a “Participating Broker-Dealer”), is required to deliver a prospectus containing information substantially set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Notes received by such Participating Broker-Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Notes acquired in exchange for Initial Notes constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.
     The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by a Participating Broker-Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Participating Broker-Dealers and the Initial Purchasers have sold all Exchange Notes held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Notes for a period of not less than 90 days after the consummation of the Registered Exchange Offer (or such shorter period which such persons are required by applicable law to deliver such prospectus).
     If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Notes acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the

Exchange Notes pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Notes held by such Initial Purchaser, debt securities of the Company having a principal amount equal to the surrendered Initial Notes issued under the Indenture and having terms identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding the payment of liquidated damages as described in Section 6 hereof) to the Initial Notes (the “Private Exchange Notes”). The Initial Notes, the Exchange Notes and the Private Exchange Notes are herein collectively called the “Securities”.
     In connection with the Registered Exchange Offer, the Company shall:
     (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
     (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law or any broker-dealer, as described above) after the date notice thereof is mailed to the Holders;
     (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the United States of America, which may be the Trustee or an affiliate of the Trustee;
     (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and
     (e) otherwise comply in all material respects with all applicable laws.
     As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:
     (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;
     (y) deliver to the Trustee for cancellation all the Initial Notes so accepted for exchange; and
     (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Initial Notes of such Holder so accepted for exchange.
     The Indenture will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.
     Interest on each Exchange Note and Private Exchange Note issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Note surrendered in exchange therefor or, if no interest has been paid on the such Initial Note, from the Issue Date.

     A Holder of Initial Notes who wishes to exchange such notes for Exchange Notes in the Registered Exchange Offer will be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Notes to be received by it will be acquired in the ordinary course of business, (ii) if it is not a broker-dealer, it has no arrangement or understanding to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes, (iii) it is not an “affiliate” of the Issuer as defined in Rule 405 of the Securities Act, or if it is an affiliate of the Issuer, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iv) if it is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. Any Holder who fails to make such representations will not be entitled to the benefits of Section 6(a) (with respect to a Registration Default related to the Registered Exchange Offer).
     Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement, and any amendment thereto and any prospectus forming part thereof and any supplement thereto, complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     2. Shelf Registration. If, (i) in the event that applicable interpretations of the staff of the Commission do not permit the Company to effect a Registered Exchange Offer, as contemplated by Section 1 hereof or (ii) any Initial Purchaser so requests with respect to the Initial Notes (or the Private Exchange Notes) not eligible to be exchanged for Exchange Notes in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer, the Company shall take the following actions:
     (a) The Company shall use its commercially reasonable efforts to file a shelf registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act, and to cause the Shelf Registration Statement to be declared (or to become automatically) effective under the Securities Act, covering resales of the notes, from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to either have the Securities held by it covered by such Shelf Registration Statement or otherwise obtain the benefits relating to the registration of the Securities unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.
     (b) The Company shall keep the Shelf Registration Statement effective until the earliest of (the “Shelf Registration Period”) (i) the time when the Securities covered by the Shelf Registration Statement can be sold pursuant to Rule 144 without any restrictive legend or volume limitations, (ii) one year from the effective date of the Shelf Registration Statement and (iii) the date on which all Securities registered thereunder are disposed of in accordance therewith.
     (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, as the case may be, (i) to comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made), not misleading.
     3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:
     (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein, including financial statements and schedules, and, if so requested, all exhibits thereto (including those incorporated by reference) and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose in writing within two business days of the delivery of a draft thereof; (ii) include the information substantially set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information substantially set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Notes received in the Registered Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of the Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 3(d) and (f), the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

     (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities (proposed to be sold under the Shelf Registration Statement, if applicable) and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):
     (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;
     (ii) of any request by the Commission after the Registration Statement has become effective for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the occurrence of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405;
     (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
     (v) of the occurrence of any event during the period that the Registration Statement is effective that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.
     (c) The Company shall use its commercially reasonable efforts to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.
     (d) The Company shall furnish, prior to filing with the Commission, to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference), which documents will be subject to the review and reasonable comment of the Holders and their counsel, for at least three Business Days. The Company shall not, without the prior consent of the Initial Purchasers, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.

     (e) If requested by a Participating Broker-Dealer or Holder, the Company shall deliver to each such person who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if so requested, all exhibits thereto (including those incorporated by reference).
     (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.
     (g) The Company shall deliver to each Initial Purchaser, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.
     (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall use commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.
     (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates or global notes representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.
     (j) Upon the occurrence of any event contemplated by clauses (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; notwithstanding the foregoing, the Company shall not be required to amend or supplement the Shelf Registration Statement or any related prospectus if (i) an event occurs and is continuing as a result of which the Shelf Registration Statement or any related prospectus would, in the Company’s good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (with respect to such prospectus only, in the light of the circumstances under which they were made) and (ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on its business, operations or prospects or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed; provided, however, such requirement to amend or supplement the Shelf Registration Statement or any related prospectus shall not be suspended for more than 45 aggregate days in any 90-day period or more than 90 aggregate days in any 360-day period). If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with clauses (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus and expressly agree to maintain the information contained in such notice, as well as the fact that it has received such notice, confidential (except that such information may be disclosed to its counsel) until it has been publicly disclosed by the Company, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j). If the Company is required to file any post-effective amendment to the Shelf Registration Statement or a new Shelf Registration Statement for the sole purpose of adding Holders to the Shelf Registration Statement, the Company shall not be required to file such post-effective amendment or new Shelf Registration Statement more frequently than once every calendar quarter.
     (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates or global notes for the Initial Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.
     (l) The Company will use commercially reasonable efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.
     (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request, and the Holder of any such Excluded Securities shall not be entitled to the benefits of Section 6(a) (with respect to a Registration Default related to the Shelf Registration).
     (o) [INTENTIONALLY OMITTED]
     (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection during normal business hours by the Holders of the Securities and any attorney or accountant retained by the Holders of the Securities all relevant financial and other records, pertinent corporate documents and properties of the Company reasonably requested by the Holders of the Securities or any such underwriter and (ii) cause the Company’s officers, directors, employees, accountants and auditors to make available during normal business hours all relevant information reasonably requested by the Holders of the Securities or any such attorney or accountant in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; provided, further, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information is or becomes available to the public generally or through a third party without, to the knowledge of any recipient of confidential information, an accompanying obligation of confidentiality or is independently developed.
     (q) [INTENTIONALLY OMITTED]
     (r) [INTENTIONALLY OMITTED]
     (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or caused to be marked, on the Initial Notes so exchanged that such Initial Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall the Initial Notes be marked as paid or otherwise satisfied.
     (t) The Company will use its commercially reasonable efforts to, if the Initial Notes have been rated prior to the initial sale of such Initial Notes, confirm such ratings will apply to the Securities covered by a Registration Statement.

     (u) [INTENTIONALLY OMITTED]
     (v) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.
     4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof, whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective. Each Holder shall pay all brokerage fees and commissions, all transfer taxes, the fees and expenses of any legal counsel and any other advisors such Holder engages, and all similar fees and commissions relating to such Holder’s disposition of Securities.
     5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, preliminary prospectus or Issuer FWP, or any supplement thereto, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, an amended or supplemented prospectus or, if permitted by Section 3(d), an Issuer FWP correcting such untrue statement or omission or alleged untrue statement or omission if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement (i) will be in addition to any liability which the Company may otherwise have to such Indemnified Party and (ii) this indemnity will not apply to any loss, claim, damage or liability arising from an offer or sale, occurring during a period during which the availability of the Shelf Registration Statement or any related prospectus may be suspended, of Securities by a Holder to whom the Company theretofore provided a notice pursuant to clauses (ii) through (v) of Section 3(b) provided that such loss, claim, damage or liability relates to the contents of such notice.
     (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, preliminary prospectus or Issuer FWP or any supplement thereto, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.
     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the foregoing, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties)

include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses or more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.
     (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     6. Additional Interest Under Certain Circumstances. (a) If: (i) the Exchange Offer Registration Statement (or, if required, the Shelf Registration Statement) is not filed on or before the date that is 180 days after the Issue Date; or (ii) the Registered Exchange Offer is not completed (or, if required, the Shelf Registration Statement is not declared (or does not become automatically) effective) on or before the date that is 360 days after the Issue Date (each such event referred to in clause (i) and (ii), a “Registration Default”), then the Company will pay each Holder of Initial Notes liquidated damages in the form of additional interest in an amount equal to 0.25% per annum of the principal amount of Initial Notes held by such Holder, with respect to the first 90 days after the date of the Registration Default (which rate shall be increased by an additional 0.25% per annum for each subsequent 90-day period that such liquidated damages continue to accrue) in each case until the Registration Default no longer exists; provided, however, that at no time shall the amount of liquidated damages accruing exceed in the aggregate 1.0% per annum. Upon filing of the Exchange Offer Registration Statement (or, if required, the Shelf Registration Statement) in the case of a Registration Default referred to in clause (i), or the completion of the Registered Exchange Offer (or, if required, the effectiveness of the Shelf Registration Statement or termination thereof in accordance with the registration rights agreement), in the case of a Registration Default referred to in clause (ii), liquidated damages described in this Section 6 will cease to accrue.
     (b) Any amounts of Additional Interest due pursuant to clause (i) or (ii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Notes. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360. The obligation of the Company to pay Additional Interest in the case of any Registration Default shall be the sole and exclusive remedy of the Holders for any such Registration Default and the failure of the Company to comply with its obligtions under Section 1 and Section 2. Notwithstanding anything to the contrary herein, (i) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is continuing and (ii) a Holder that is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to Additional Interest with respect to any Registration Default that pertains to the Shelf Registration.
     7. Rules 144 and 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities (as hereafter defined), make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company will provide a copy of this Agreement to prospective purchasers of Initial Notes identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Notes, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.
     “Transfer Restricted Securities” means each Note until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Note in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Initial Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, or (iii) the date on which such

Initial Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement.
     8. Underwritten Registrations. Notwithstanding anything herein to the contrary, no Securities covered by the Shelf Registration Statement may be sold in an underwritten offering under the Shelf Registration Statement without the prior written consent of the Company.
     9. Miscellaneous.
     (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.
     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:
          (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.
          (2) if to the Initial Purchasers;
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629
Fax No.: (212) 325-4296
Attention: Transactions Advisory Group
     with a copy to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Fax No.: (212) 701-5674
Attention: Richard D. Truesdell
          (3) if to the Company, at its address as follows:
Carrizo Oil & Gas, Inc.
1000 Louisiana Street, Suite 1500
Houston, TX 77002
Fax No.: (713) 328-1035
Attention: General Counsel

     with a copy to:
Baker Botts L.L.P.
One Shell Plaza
910 Louisiana Street
Houston, TX 77002
Fax No.: (713) 229-1522
Attention: Gene J. Oshman
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.
     (c) No Prohibitive Agreements. The Company has not, as of the date hereof, entered into any agreement with respect to its securities that would prohibit the performance of the Company’s duties and obligations pursuant to this Agreement.
     (d) Successors and Assigns. This Agreement shall be binding upon the respective successors and assigns of each of the parties hereto.
     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
     (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

Carrizo Oil & Gas, Inc.
By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Bandelier Pipeline Holding, LLC
By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Carrizo (Marcellus) LLC
By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Carrizo (Marcellus) WV LLC
By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Carrizo Marcellus Holding Inc.
By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

CCBM, Inc.
By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Chama Pipeline Holding LLC

By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

CLLR, Inc.

By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Hondo Pipeline Inc.

By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

Mescalero Pipeline, LLC

By	/s/ Paul F. Boling
	Name:	Paul F. Boling
	Title:	Vice President and Chief Financial Officer

The foregoing Registration Rights Agreement is hereby
confirmed and accepted as of the date first above written.

Credit Suisse Securities (USA) LLC WELLS FARGO SECURITIES, LLC RBC CAPITAL MARKETS, LLC

by: Credit Suisse Securities (USA) LLC

By:	/s/ David S. Alterman
	Name:	David S. Alterman
	Title:	Managing Director

by: Wells Fargo Securities, LLC

By:	/s/ David Humphreys
	Name:	David Humphreys
	Title:	Managing Director

by: RBC CAPITAL MARKETS, LLC

By:	/s/ David Capaldi
	Name:	David Capaldi
	Title:	Managing Director

ANNEX A
     Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Initial Notes where such Initial Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX B
     Each broker-dealer that receives Exchange Notes for its own account in exchange for Securities, where such Initial Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See “Plan of Distribution.”

ANNEX C
PLAN OF DISTRIBUTION
     Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Initial Notes where such Initial Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until                     , 20[  ] , all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.(1)
     The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
     For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

(1)	In addition, the legend required by Item 502(b) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

ANNEX D
☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.